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                                                                   EXHIBIT 10.19


                                PLEDGE AGREEMENT

                  THIS PLEDGE AGREEMENT (as the same may be amended, restated, supplemented or otherwise modified from time to time, "Agreement"), dated as of August 15, 2000, 2000, is made by UNION-TRANSPORT CORPORATION, a New York corporation ("Borrower"), UNION-TRANSPORT (U.S.) HOLDINGS, INC., a Delaware corporation ("UT Holdings"), UNION-TRANSPORT BROKERAGE CORPORATION, a California corporation ("UT Brokerage"), UT SERVICES, INC., a California corporation ("UT Services"), UNION-TRANSPORT LOGISTICS INC., a Delaware corporation ("UT Logistics"), and VANGUARD CARGO SYSTEMS, INC., a New York corporation ("UT Vanguard") (Borrower, UT Holdings, UT Brokerage, UT Services, UT Logistics and UT Vanguard being referred to collectively as "Pledgors" and each individually as a "Pledgor"); in favor of GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, as agent (in such capacity, "Agent") for the lenders ("Lenders") from time to time a party to the Credit Agreement (as defined below).

                                    RECITALS

                  A. Pursuant to that certain Credit Agreement of even date herewith by and among Pledgors, Agent and Lenders (including all annexes, exhibits and schedules thereto, as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), Lenders have agreed to extend certain financial accommodations to or for the direct or indirect benefit of Pledgors.

                  B. Each Pledgor is the record and beneficial owner of the shares of Stock listed as owned by it in Part A of Schedule I hereto and the owner of the promissory notes and other Instruments and the beneficiary of the letters of credit listed as held by it in Part B of Schedule I hereto.

                  C. Each Pledgor is either a direct or indirect beneficiary of the credit facilities made available to Borrower under the Credit Agreement.

                  D. In order to induce Agent and Lenders to enter into the Credit Agreement and the other Loan Documents and to induce Agent and Lenders to extend the financial accommodations as provided for in the Credit Agreement, each Pledgor has agreed to pledge the Pledged Collateral as hereinafter defined to Agent in accordance herewith. These recitals shall be construed as part of this Agreement.

                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Pledgor and Agent agree as follows:

         1. Definitions. Unless otherwise defined herein, capitalized terms or matters of construction defined or established in Annex A to the Credit Agreement shall be applied herein as defined or established therein, and the following terms shall have (unless otherwise provided elsewhere in this Agreement) the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):


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                  "Pledged Collateral" shall have the meaning assigned to it in
Section 2.

                  "Pledged Entity" shall mean an issuer of Pledged Shares or Pledged Indebtedness.

                  "Pledged Indebtedness" shall mean the Indebtedness evidenced by the promissory notes, other Instruments and letters of credit listed on Part B of Schedule I.

                  "Pledged Shares" shall mean those shares listed in Part A of
Schedule I.

                  "Secured Obligations" shall have the meaning assigned to it in
Section 3.

         2. Pledge. Each Pledgor hereby pledges and grants to Agent, for the benefit of Agent and Lenders, a first priority Lien on all of the following (collectively, the "Pledged Collateral"):

                  (a) the Pledged Shares owned by it and the certificates representing such Pledged Shares, and all dividends, distributions, cash, Instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Shares;

                  (b) such portion, as determined by Agent as provided in
Section 6(d), of any additional shares of Stock of a Pledged Entity from time to time acquired by such Pledgor in any manner (which shares shall be deemed to be part of the Pledged Shares owned by such Pledgor), and the certificates representing such additional shares, and all dividends, distributions, cash, Instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Stock;

                  (c) the Pledged Indebtedness held by it and the promissory notes, other Instruments and letters of credit evidencing such Pledged Indebtedness, and all interest, cash, Instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of such Pledged Indebtedness; and

                  (d) all additional Indebtedness arising after the date hereof and owing to such Pledgor and evidenced by promissory notes, other Instruments or letters of credit, together with such promissory notes, Instruments and letters of credit, and all interest, cash, Instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of such Pledged Indebtedness.

         3. Security for Obligations. This Agreement secures, and the Pledged Collateral is security for, the prompt payment in full when due, whether at stated maturity, by acceleration or otherwise, and performance of the Obligations, including all obligations of any Pledgor now or hereafter existing under this Agreement, together with all fees, costs and expenses whether in connection with collection actions hereunder or otherwise (collectively, the "Secured Obligations").

         4. Delivery of Pledged Collateral. All certificates and all promissory notes, other Instruments and letters of credit evidencing the Pledged Collateral shall be delivered to and held by or on behalf of Agent, for the benefit of Agent and Lenders, pursuant hereto. All Pledged Shares shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form


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and substance satisfactory to Agent and all promissory notes or other
Instruments evidencing the Pledged Indebtedness shall be endorsed by the Pledgor pledging such Pledged Indebtedness.

         5. Representations and Warranties. Each Pledgor represents and warrants to Agent that:

                  (a) (i) Such Pledgor is, and at the time of delivery of the Pledged Shares owned by it to Agent will be, the sole holder of record and the sole beneficial owner of such Pledged Collateral pledged by it free and clear of any Lien thereon or affecting the title thereto, except for any Lien created by this Agreement or the other Loan Documents or Permitted Encumbrances, and (ii) such Pledgor is, and at the time of delivery of the Pledged Indebtedness held by it to Agent will be, the sole owner and holder of such Pledged Collateral free and clear of any Lien thereon or affecting title thereto, except for any Lien created by this Agreement or the other Loan Documents or Permitted Encumbrances.

                  (b) (i) All of the Pledged Shares owned by such Pledgor have been duly authorized, validly issued and are fully paid and non-assessable, and
(ii) to such Pledgor's knowledge, the Pledged Indebtedness held by such Pledgor has been duly authorized, authenticated or issued and delivered by, and constitutes the legal, valid and binding obligation of, each Pledged Entity issuing same, and no such Pledged Entity is in default thereunder.

                  (c) Such Pledgor has the right and requisite authority to pledge, assign, transfer, deliver, deposit and set over the Pledged Collateral pledged by such Pledgor to Agent as provided herein.

                  (d) None of the Pledged Shares or Pledged Indebtedness owned or held by such Pledgor has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject.

                  (e) Such Pledgor is the sole owner of the Pledged Shares pledged by it hereunder and such Pledged Shares are presently represented by the certificates listed in Part A of Schedule I. As of the date hereof, there are no existing options, warrants, calls or commitments of any character whatsoever relating to the Pledged Shares pledged by such Pledgor hereunder.

                  (f) No consent, approval, authorization or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required (i) for the pledge by such Pledgor of the Pledged Collateral owned or held by it pursuant to this Agreement or for the execution, delivery or performance of this Agreement by such Pledgor, or (ii) for the exercise by Agent of the voting or other rights provided for in this Agreement or the remedies in respect of such Pledged Collateral pursuant to this Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally.

                  (g) The pledge, assignment and delivery of the Pledged Collateral owned or held by it pursuant to this Agreement will create a valid first priority Lien in favor of Agent for the benefit of Agent and Lenders upon such Pledged Collateral and the Proceeds thereof, securing the payment of the Secured Obligations, and the Pledged Collateral is subject to no other Lien other than Permitted Encumbrances;

                  (h) This Agreement has been duly authorized, executed and delivered by such


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Pledgor and constitutes a legal, valid and binding obligation of such Pledgor enforceable against such Pledgor in accordance with its terms.

                  (i) The Pledged Shares constitute 100% of the issued and outstanding shares of Stock of each Pledged Entity.

                  (j) Except as disclosed in Part B of Schedule I, none of the Pledged Indebtedness held by such Pledgor is subordinated in right of payment to other Indebtedness (except for the Secured Obligations) or subject to the terms of an indenture.

                  The representations and warranties set forth in this Section 5 shall survive the execution and delivery of this Agreement.

         6. Covenants. Each Pledgor covenants and agrees that until the Termination Date:

                  (a) Without the prior written consent of Agent, such Pledgor will not sell, assign, transfer, pledge, or otherwise encumber any of its rights in or to any Pledged Collateral owned or held by it, or any unpaid dividends, interest or other distributions or payments with respect to such Pledged Collateral, or grant a Lien on such Pledged Collateral, except as otherwise expressly permitted by the Credit Agreement;

                  (b) Such Pledgor will, at its expense, promptly execute, acknowledge and deliver all such Instruments and deliver letters of credit and take all such actions as Agent from time to time may request in order to ensure to Agent and Lenders the benefits of the Liens upon the Pledged Collateral owned or held by it intended to be created by this Agreement, including the filing of any necessary Code financing statements, which may be filed by Agent with or (to the extent permitted by law) without the signature of such Pledgor, and will cooperate with Agent, at such Pledgor's expense, in obtaining all necessary approvals and making all necessary filings under federal, state, local or foreign law in connection with such Liens or any sale or transfer of such Pledged Collateral;

                  (c) Such Pledgor has and will defend the title to the Pledged Collateral owned or held by it and the Liens of Agent in such Pledged Collateral against the claim of any Person and will maintain and preserve such Liens; and

                  (d) Such Pledgor will, upon obtaining ownership of any additional Stock, promissory notes or other Instruments or letters of credit of a Pledged Entity or Stock, promissory notes or other Instruments or letters of credit otherwise required to be pledged to Agent pursuant to any of the Loan Documents that does not already constitute Pledged Collateral hereunder, promptly (and in any event within three Business Days) after it acquires any such additional Stock, notes or other Instruments or letters of credit, deliver to Agent a Pledge Amendment, duly executed by such Pledgor, in substantially the form of Schedule II (each, a "Pledge Amendment"), in respect of any such additional Stock, notes or other Instruments or letters of credit pursuant to which such Pledgor shall pledge to Agent all of such additional Stock, notes and other Instruments and letters of credit. Such Pledgor hereby authorizes Agent to attach each such Pledge Amendment to this Agreement and agrees that all Pledged Shares and Pledged Indebtedness listed in any such Pledge Amendment delivered to Agent shall for all purposes hereunder be considered Pledged Collateral.

         7. Pledgor's Rights. So long as no Event of Default shall have occurred and be


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continuing and until written notice shall be given to any Pledgor in accordance with Section 8(a):

                  (a) Each Pledgor shall have the right, from time to time, to vote and give consents with respect to the Pledged Collateral pledged by it hereunder or any part thereof for all purposes not inconsistent with the provisions of this Agreement, the Credit Agreement or any other Loan Document; provided, that no vote shall be cast, and no consent shall be given or action taken, that would have the effect of impairing the position or interest of Agent in respect of the Pledged Collateral or that would authorize, effect or consent to (unless and to the extent expressly permitted by the Credit Agreement):

                           (i) the dissolution or liquidation, in whole or in part, of a Pledged Entity;

                           (ii) the consolidation or merger of a Pledged Entity with any other Person;

                           (iii) the sale, disposition or encumbrance of all or substantially all of the assets of a Pledged Entity, except for Liens in favor of Agent;

                           (iv) any change in the authorized number of shares, the stated capital or the authorized share capital of a Pledged Entity or the issuance of any additional shares of its Stock; or

                           (v) the alteration of the voting rights with respect to the Stock of a Pledged Entity.

                  (b) Each Pledgor shall be entitled, from time to time, to collect and receive for its own use all cash dividends and interest paid in respect of the Pledged Shares and Pledged Indebtedness pledged by it hereunder to the extent not in violation of the Credit Agreement, except for any and all:
(i) dividends and interest paid or payable other than in cash in respect of any such Pledged Collateral, Instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any such Pledged Collateral; (ii) dividends and other distributions paid or payable in cash in respect of any such Pledged Shares in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in capital of a Pledged Entity; and (iii) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any such Pledged Collateral; provided, that until actually paid all rights to such distributions shall remain subject to the Lien in favor of Agent created by this Agreement and the other Loan Documents.

                  (c) All dividends and interest (other than such cash dividends and interest as are permitted to be paid to each Pledgor in accordance with clause (b) above) and all other distributions in respect of any of the Pledged Shares or Pledged Indebtedness, whenever paid or made, shall be delivered to Agent to hold as Pledged Collateral and shall, if received by such Pledgor, be received in trust for the benefit of Agent, for the benefit of Agent and Lenders, be segregated from the other property or funds of such Pledgor, and be forthwith delivered to Agent as Pledged Collateral in the same form as so received (with any necessary indorsements).


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         8. Defaults and Remedies; Proxy.

                  (a) Upon the occurrence and during the continuation of any Event of Default, and concurrently with written notice to any Pledgor, Agent (personally or through an agent) is hereby authorized and empowered to transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral pledged by such Pledgor hereunder, to exchange certificates or Instruments representing or evidencing such Pledged Collateral for certificates or Instruments of smaller or larger denominations, to exercise the voting and all other rights as a holder with respect thereto, to collect and receive all cash dividends, interest, principal and other distributions made thereon, to sell in one or more sales after ten days' notice of the time and place of any public sale or of the time at which a private sale is to take place (which notice such Pledgor agrees is commercially reasonable) the whole or any part of such Pledged Collateral and to otherwise act with respect to such Pledged Collateral as though Agent were the outright owner thereof. Any sale shall be made at a public or private sale at Agent's place of business, or at any place to be named in the notice of sale, either for cash or upon credit or for future delivery at such price as Agent may deem fair, and Agent may be the purchaser of the whole or any part of such Pledged Collateral so sold and hold the same thereafter in its own right free from any claim of any Pledgor or any right of redemption. Each sale shall be made to the highest bidder, but Agent reserves the right to reject any and all bids at such sale that, in its discretion, it shall deem inadequate. Demands of performance, except as otherwise herein specifically provided for, notices of sale, advertisements and the presence of property at sale are hereby waived and any sale hereunder may be conducted by an auctioneer or any officer or agent of Agent. EACH PLEDGOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS AGENT AS THE PROXY AND ATTORNEY-IN-FACT OF SUCH PLEDGOR WITH RESPECT TO THE PLEDGED COLLATERAL PLEDGED BY SUCH PLEDGOR HEREUNDER, INCLUDING THE RIGHT TO VOTE, SUBJECT TO THE TERMS OF THIS AGREEMENT, THE PLEDGED SHARES OF SUCH PLEDGOR, WITH FULL POWER OF SUBSTITUTION TO DO SO. THE APPOINTMENT OF AGENT AS PROXY AND ATTORNEY-IN-FACT IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE TERMINATION DATE. IN ADDITION TO THE RIGHT TO VOTE THE PLEDGED SHARES OF SUCH PLEDGOR, THE APPOINTMENT OF AGENT AS PROXY AND ATTORNEY-IN-FACT SHALL INCLUDE, SUBJECT TO THE TERMS OF THIS AGREEMENT, THE RIGHT TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF SUCH PLEDGED SHARES WOULD BE ENTITLED (INCLUDING GIVING OR WITHHOLDING WRITTEN CONSENTS OF SHAREHOLDERS, CALLING SPECIAL MEETINGS OF SHAREHOLDERS AND VOTING AT SUCH MEETINGS). SUCH PROXY SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF SUCH PLEDGED SHARES ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING THE ISSUER OF SUCH PLEDGED SHARES OR ANY OFFICER OR AGENT THEREOF), UPON THE OCCURRENCE AND DURING THE CONTINUATION OF AN EVENT OF DEFAULT. NOTWITHSTANDING THE FOREGOING, AGENT SHALL NOT HAVE ANY DUTY TO EXERCISE ANY SUCH RIGHT OR TO PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO.

                  (b) If, at the original time or times appointed for the sale of the whole or any part of the Pledged Collateral pledged by any Pledgor hereunder, (i) the highest bid, if there is but one sale, shall be inadequate to discharge in full all the Secured Obligations, or (ii) such Pledged


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Collateral is offered for sale in lots, the highest bid for the lot offered for sale at any of such sales would indicate to Agent, in its discretion, that the proceeds of the sales of the whole of such Pledged Collateral would be unlikely to be sufficient to discharge all the Secured Obligations, then Agent may, on one or more occasions and in its discretion, postpone any of said sales by public announcement at the time of sale or the time of previous postponement of sale, and no other notice of such postponement or postponements of sale need be given, any other notice being hereby waived; provided, that any sale or sales made after such postponement shall be after ten days' notice to such Pledgor.

                  (c) If, following the occurrence and during the continuance of an Event of Default, Agent in its sole discretion determines that, in connection with any actual or contemplated exercise of its rights (when permitted under this Section 8) to sell the whole or any part of the Pledged Collateral hereunder, it is necessary or advisable to effect a public registration of all or part of the Pledged Collateral pursuant to the Securities Act (or any similar statute), then each Pledgor shall, in an expeditious manner, cause the Pledged Entity that issued Pledged Collateral owned or held by it to:

                           (i) Prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement with respect to the Pledged Shares owned by it and in good faith use commercially reasonable efforts to cause such registration statement to become and remain effective;

                           (ii) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of the Pledged Shares covered by such registration statement whenever Agent shall desire to sell or otherwise dispose of such Pledged Shares;

                           (iii) Furnish to Agent such numbers of copies of a prospectus and a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as Agent may request in order to facilitate the public sale or other disposition by Agent of the Pledged Shares owned by it;

                           (iv) Use commercially reasonable efforts to register or qualify the Pledged Shares covered by such registration statement under such other securities or blue sky laws of such jurisdictions within the United States and Puerto Rico as Agent shall request, and do such other reasonable acts and things as may be required of it to enable Agent to consummate the public sale or other disposition by Agent in such jurisdictions of such Pledged Shares by Agent;

                           (v) Furnish, at the request of Agent, on the date that Pledged Shares owned or held by it are delivered to the underwriters for sale pursuant to such registration or, if the security is not being sold through underwriters, on the date that the registration statement with respect to such Pledged Shares becomes effective, (A) an opinion, dated such date, of the independent counsel representing such registrant for the purposes of such registration, addressed to the underwriters, if any, and in the event such Pledged Shares are not being sold through underwriters, then to Agent, in customary form and covering matters of the type customarily covered in such legal opinions; and (B) a comfort letter, dated such date, from the independent certified public accountants of such registrant, addressed to the


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         underwriters, if any, and in the event such Pledged Shares are not being sold through underwriters, then to Agent, in a customary form and covering matters of the type customarily covered by such comfort letters and as the underwriters or Agent shall reasonably request. The opinion of counsel referred to above shall additionally cover such other legal matters with respect to the registration in respect of which such opinion is being given as Agent may reasonably request. The comfort letter referred to above from the independent certified public accountants shall additionally cover such other financial matters (including information as to the period ending not more than five Business Days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as Agent may reasonably request; and

                           (vi) Otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable but not later than 18 months after the effective date of such registration statement, an earnings statement covering the period of at least 12 months beginning with the first full month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

                  (d) All expenses incurred in complying with Section 8(c), including all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.), printing expenses, fees and disbursements of counsel for the registrant, the fees and expenses of counsel for Agent, expenses of the independent certified public accountants (including any special audits incident to or required by any such registration) and expenses of complying with the securities or blue sky laws of any jurisdictions, shall be paid by Pledgors.

                  (e) If, at any time when Agent shall determine to exercise its right to sell the whole or any part of the Pledged Collateral hereunder, such Pledged Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act (or any similar statute), then Agent may, in its discretion (subject only to applicable requirements of law), sell such Pledged Collateral or part thereof by private sale in such manner and under such circumstances as Agent may deem necessary or advisable, but subject to the other requirements of this Section 8, and shall not be required to effect such registration or to cause the same to be effected. Without limiting the generality of the foregoing, in any such event, Agent in its discretion may (i) in accordance with applicable securities laws proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Collateral or part thereof could be or shall have been filed under the Securities Act (or similar statute), (ii) approach and negotiate with a single possible purchaser to effect such sale, and (iii) restrict such sale to a purchaser who is an accredited investor under the Securities Act and who will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such Pledged Collateral or any part thereof. In addition to a private sale as provided above in this Section 8, if any of the Pledged Collateral shall not be freely distributable to the public without registration under the Securities Act (or similar statute) at the time of any proposed sale pursuant to this Section 8, then Agent shall not be required to effect such registration or cause the same to be effected but, in its discretion (subject only to applicable requirements of law), may require that any sale hereunder (including a sale at auction) be conducted subject to restrictions:


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                                    (A) as to the financial sophistication and
         ability of any Person permitted to bid or purchase at any such sale;

                                    (B) as to the content of legends to be
         placed upon any certificates representing the Pledged Collateral sold in such sale, including restrictions on future transfer thereof;

                                    (C) as to the representations required to be
         made by each Person bidding or purchasing at such sale relating to such Person's access to financial information about such Pledgor and such Person's intentions as to the holding of the Pledged Collateral so sold for investment for its own account and not with a view to the distribution thereof; and

                                    (D) as to such other matters as Agent may,
         in its discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with the Bankruptcy Code and other laws affecting the enforcement of creditors' rights and the Securities Act and all applicable state securities laws.

                  (f) Each Pledgor recognizes that Agent may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof in accordance with Section 8(e) above. Each Pledgor also acknowledges that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private. Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the applicable Pledged Entity to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the Pledgor owning or holding such Pledged Collateral and the Pledged Entity would agree to do so.

                  (g) Each Pledgor agrees to the maximum extent permitted by applicable law that following the occurrence and during the continuance of an Event of Default it will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Agreement, or the absolute sale of the whole or any part of the Pledged Collateral or the possession thereof by any purchaser at any sale hereunder, and each Pledgor waives the benefit of all such laws to the extent it lawfully may do so. Each Pledgor agrees that it will not interfere with any right, power or remedy of Agent provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by Agent of any one or more of such rights, powers or remedies. No failure or delay on the part of Agent to exercise any such right, power or remedy and no notice or demand that may be given to or made upon any Pledgor by Agent with respect to any such remedies shall operate as a waiver thereof, or limit or impair Agent's right to take any action or to exercise any power or remedy hereunder, without notice or demand, or prejudice its rights as against any Pledgor in any respect.

                  (h) Each Pledgor further agrees that a breach of any of the covenants contained in this Section 8 will cause irreparable injury to Agent, that Agent shall have no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 8 shall be specifically enforceable against such Pledgor, and each Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such


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covenants except for a defense that the Secured Obligations are not then due and payable in accordance with the agreements and Instruments governing and evidencing the Secured Obligations.

         9. Waiver. No delay on Agent's part in exercising any power of sale, Lien, option or other right hereunder, and no notice or demand that may be given to or made upon any Pledgor by Agent with respect to any power of sale, Lien, option or other right hereunder, shall constitute a waiver thereof, or limit or impair Agent's right to take any action or to exercise any power of sale, Lien, option, or any other right hereunder, without notice or demand, or prejudice Agent's rights as against any Pledgor in any respect.

         10. Assignment. Agent may assign, indorse or transfer any Instrument evidencing all or any part of the Secured Obligations as provided in, and in accordance with, the Credit Agreement, and the holder of such Instrument shall be entitled to the benefits of this Agreement.

         11. Termination. Immediately following the Termination Date, Agent shall deliver to each Pledgor (as the case may be) the Pledged Collateral pledged by such Pledgor at the time subject to this Agreement and all instruments of assignment executed in connection therewith, free and clear of the Liens created in favor of Agent under this Agreement and the other Loan Documents and, except as otherwise provided herein, all of such Pledgor's obligations hereunder shall at such time terminate.

         12. Lien Absolute. All rights of Agent hereunder, and all obligations of each Pledgor hereunder, shall be absolute and unconditional irrespective of:

                  (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document or any other agreement or Instrument governing or evidencing any Secured Obligations;

                  (b) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or Instrument governing or evidencing any Secured Obligations;

                  (c) any exchange, release or non-perfection of any other Collateral or any release or amendment or waiver of, or consent to departure from any guaranty for, all or any of the Secured Obligations;

                  (d) the insolvency of any Pledgor; or

                  (e) any other circumstance that might otherwise constitute a defense available to, or a discharge of, such Pledgor.

         13. Release. Each Pledgor consents and agrees that Agent may at any time, or from time to time, in its discretion (subject to the terms of the Credit Agreement):

                  (a) renew, extend or change the time of payment of, or the manner, place or terms of payment of, all or any part of the Secured Obligations; and

                  (b) exchange, release or surrender all or any of the Collateral (including the Pledged Collateral), or any part thereof, by whomsoever deposited, that is now or may hereafter be held by Agent in connection with all or any of the Secured Obligations; all in such manner and upon such terms as Agent may deem proper, and without notice to or further assent from such Pledgor, it being hereby agreed that such Pledgor shall be and remain bound by this Agreement irrespective of the value or condition of any of the Collateral and notwithstanding any such change, exchange, settlement, compromise, surrender, release, renewal or extension, and notwithstanding also that the Secured Obligations may, at any time, exceed the aggregate principal amount thereof set forth in the Credit Agreement or any other agreement governing any Secured Obligations. Each Pledgor hereby waives notice of acceptance of this Agreement, presentment, demand, protest and notice of dishonor of any and all of the Secured Obligations, and any delay by Agent or any Lender in commencing suit against any party hereto or Person liable hereon, and in giving any notice to or of making any claim or demand hereunder upon such Pledgor. No act or omission of any kind on Agent's part shall in any event affect or impair this Agreement.

         14. Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Pledgor or any Pledged Entity for liquidation or reorganization, should any Pledgor or any Pledged Entity become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of any Pledgor's or Pledged Entity's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a "voidable preference," "fraudulent transfer," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

         15. Miscellaneous.

                  (a) Agent may execute any of its duties hereunder by or through agents or employees and shall be entitled to advice of counsel concerning all matters pertaining to its duties hereunder.

                  (b) Each Pledgor agrees to promptly reimburse Agent for actual out-of-pocket expenses, including reasonable counsel fees, incurred by Agent in connection with the administration and enforcement of this Agreement.

                  (c) Neither Agent nor any of its respective officers, directors, employees, agents or counsel shall be liable for any action lawfully taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

                  (d) THIS AGREEMENT SHALL BE BINDING UPON EACH PLEDGOR AND ITS SUCCESSORS AND ASSIGNS (INCLUDING A TRUSTEE OR DEBTOR-IN-POSSESSION ON BEHALF OF SUCH PLEDGOR), AND SHALL INURE TO THE BENEFIT OF, AND BE ENFORCEABLE BY, AGENT AND ITS SUCCESSORS AND ASSIGNS, AND SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE

WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE, AND NONE OF THE TERMS OR PROVISIONS OF THIS AGREEMENT MAY BE WAIVED, ALTERED, MODIFIED OR AMENDED EXCEPT IN WRITING DULY SIGNED FOR AND ON BEHALF OF AGENT AND EACH PLEDGOR.

         16. Severability. If for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or affect those portions of this Agreement that are valid.

         17. Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon any other party any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for in the Credit Agreement.

         18. Section Titles. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

         19. Counterparts. This Agreement may be executed in any number of counterparts, which shall, collectively and separately, constitute one agreement.

         20. Benefit of Lenders. All Liens granted or contemplated hereby shall be for the benefit of Agent, for the benefit of Agent and Lenders, and all proceeds or payments realized from the Pledged Collateral in accordance herewith shall be applied to the Obligations in accordance with the terms of the Credit Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed as of the date first written above.



"PLEDGORS"                                  "AGENT"

UNION-TRANSPORT CORPORATION                 GENERAL ELECTRIC CAPITAL CORPORATION


By:  /s/ THURSO BARENDSE                    By:  /s/ MARTIN S. GREENBERG
    ---------------------------------           --------------------------------
Name:   Thurso Barendse                         Martin S. Greenberg
      -------------------------------           Duly Authorized Signatory
Title:  VP Finance
       ------------------------------

UNION-TRANSPORT (U.S.)
HOLDINGS, INC.


By:  /s/ THURSO BARENDSE
    ---------------------------------
Name:   Thurso Barendse
      -------------------------------
Title:  VP Finance
       ------------------------------


UNION-TRANSPORT BROKERAGE CORP.


By:   /s/ THURSO BARENDSE
    ---------------------------------
Name:   Thurso Barendse
      -------------------------------
Title:  VP Finance
       ------------------------------


UT SERVICES, INC.


By:   /s/ THURSO BARENDSE
    ---------------------------------
Name:   Thurso Barendse
      -------------------------------
Title:  VP Finance
       ------------------------------


UNION-TRANSPORT LOGISTICS INC.


By:   /s/ THURSO BARENDSE
    ---------------------------------
Name:   Thurso Barendse
      -------------------------------
Title:  VP Finance
       ------------------------------


VANGUARD CARGO SYSTEMS, INC.


By:   /s/ THURSO BARENDSE
    ---------------------------------
Name:   Thurso Barendse
      -------------------------------
Title:  VP Finance
       ------------------------------

                                   SCHEDULE I

                                     PART A

                                 PLEDGED SHARES

    Pledged Entity          Class of Stock         Certificate No.         No. Of shares          % Outstanding
    --------------          --------------         ---------------         -------------          -------------
UT Brokerage                Common Stock                  3                    1,250                  100%
                            of UT Brokerage

UT Services                 Common Stock                  2                   10,000                  100%
                            of UT Services

UT Vanguard                 Common Stock                  2                       49                   49%
                            of UT Vanguard

UT Vanguard                 Common Stock                  3                       51                   51%
                            of UT Vanguard

Borrower                    Common Stock                  9                      200                  100%
                            of Borrower

UT Logistics                Common Stock                  3                      600                  100%
                            of UT Logistics


                                     PART B

                              PLEDGED INDEBTEDNESS


    Pledged Entity         Principal Amount          Issue Date            Maturity Date          Interest Rate
    --------------         ----------------          ----------            -------------          -------------
UT Holdings, Borrower,     The aggregate unpaid      August 15, 2000                                  None
UT Logistics, UT           amount of all advances,
Vanguard, UT Brokerage     indebtedness, loans,
                           payments and other
                           extensions of credit
                           and obligations made by
                           Holder to Company, or
                           otherwise owing by
                           Company to Holder from
                           time to time, as set
                           forth on the Books and
                           Records of Holder.




                          [TO BE PROVIDED BY PLEDGORS]

                                   SCHEDULE II

                                PLEDGE AMENDMENT

                  This Pledge Amendment, dated as of ________ ___, ___ is delivered pursuant to Section 6(d) of the Pledge Agreement referred to below. All defined terms herein shall have the meanings assigned thereto or incorporated by reference in the Pledge Agreement. The undersigned hereby certifies that the representations and warranties in Section 5 of the Pledge Agreement are and continue to be true and correct, both as to the promissory notes, other Instruments and shares pledged prior to this Pledge Amendment and as to the promissory notes, other Instruments and shares pledged pursuant to this Pledge Amendment. The undersigned further agrees that this Pledge Amendment may be attached to that certain Pledge Agreement dated as of August 15, 2000 (the "Pledge Agreement"), by and among Union-Transport Corporation, Union-Transport (U.S.) Holdings, Inc., Union-Transport Brokerage Corporation, UT Services, Inc., Union-Transport Logistics Inc., and Vanguard Cargo Systems, Inc., as Pledgors; and General Electric Capital Corporation, as Agent, and that the Pledged Shares and Pledged Indebtedness listed in this Pledge Amendment shall be and become a part of the Pledged Collateral referred to in the Pledge Agreement and shall secure all Secured Obligations referred to in the Pledge Agreement. The undersigned acknowledges that any promissory notes, other Instruments or shares not included in the Pledged Collateral at the discretion of Agent may not otherwise be pledged by Pledgor to any other Person or otherwise be used as security for any obligations other than the Secured Obligations.

                                        "PLEDGOR"

                                        [                                      ]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                 PLEDGED SHARES

    Pledged Entity          Class of Stock         Certificate No.         No. Of shares          % Outstanding
    --------------          --------------         ---------------         -------------          -------------
                                                                                                      100%


                              PLEDGED INDEBTEDNESS

    Pledged Entity         Principal Amount          Issue Date            Maturity Date          Interest Rate
    --------------         ----------------          ----------            -------------          -------------

